GRUNTAL & CO., L.L.C.


                             SECRETARY'S CERTIFICATE


                                       OF


                        EXECUTIVE COMMITTEE'S RESOLUTIONS



                  I, Joanne T. Marren, DO HEREBY CERTIFY, that I am the Secretary of Gruntal & Co., L.L.C., a Delaware limited liability company (the "Company"), and that I am the keeper of the records and seal thereof; that the attached is a true, correct and compared copy of the resolutions duly adopted by a unanimous consent of the Executive Committee of the Company on April 24, 1997, and that the resolutions remain in full force and effect.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 24th day of April, 1997.


                                            /s/ Joanne T. Marren
                                            Joanne T. Marren
                                            Secretary




(Seal)



C/M:  11939.0001 473040.1

                                 WRITTEN CONSENT

                                     OF THE

                               EXECUTIVE COMMITTEE

                                       OF

                              GRUNTAL & CO., L.L.C.


                            ------------------------
                           Pursuant to Section 4.7(b)
                                     of the
                                Limited Liability
                                Company Agreement
                            of Gruntal & Co., L.L.C.
                            ------------------------


                  THE UNDERSIGNED, being all the directors of GRUNTAL & CO., L.L.C., a Delaware limited liability company (the "Company"), who would be entitled to notice of a meeting for the purpose of taking the action and adopting the resolutions set forth below, do hereby waive such notice, take the following action, and adopt the following resolutions by written consent of the Executive Committee in lieu of a meeting, pursuant to Section 4.7(b) of the Limited Liability Company Agreement:

                  WHEREAS, the Company had previously entered into a Trust Indenture and Agreement, dated June 12, 1989 (the "Indenture") by and among Bear, Stearns & Co., Inc., United States Trust Company of New York, and Standard and Poor's Corporation, pursuant to which certain series of Insured Municipal Securities Trusts as set forth on Schedule A were created (the "Trusts"); and

C/M 11939.0001 473041.1

                  WHEREAS, subsequently Reich & Tang Distributors L.P. and Chase Manhattan Bank became the successors to the Unit
Investment Trust division of Bear Stearns & Co., Inc. and U.S.
Trust Company of New York, respectively.

                  NOW, THEREFORE, be it:

                  RESOLVED, that it is desirable and in the best interests of the Company that a Power of Attorney be executed on behalf of the Company appointing Reich & Tang Distributors L.P. as the true and lawful agent and attorney-in-fact of the Company to execute and deliver any and all documents required or permitted to be executed or delivered under the terms of the Indenture relating to such Trusts; and be it further

                  RESOLVED, that any officer of this Company and any person authorized by the Executive Committee or by the President or any Senior Executive Vice President or Executive Vice President of this Company, or member of the Management Committee, including:

                                            Robert P. Rittereiser
                                            Lee Fensterstock
                                            Barry Richter
                                            Joanne T. Marren
                                            Stephen DiTursi
                                            Henry D. Gottmann
                                            Leopold Korins
                                            Joseph V. Battipaglia
                                            John Feeney
                                            John Cirrito
                                            Ralph H. Bradley, Jr.

                  (each of which being hereinafter referred to in these resolutions as an "Authorized Person"), be, and each of them hereby is, severally authorized on behalf of the Company to prepare, execute, deliver and cause to be filed with the Securities and Exchange Commission Registration Statements on Form S-6, the Securities Act of 1933, as amended, or any successor form or forms, amendments and post-effective amendments to said Registration Statements and to take such further action as may be necessary to cause said Registration Statements to become and to remain effective under the Securities Act of 1933, as amended, and to make

C/M 11939.0001 473041.1
                  such changes therein and additions thereto as said Authorized Person shall approve in connection with the issuance and sale of units of undivided interests in connection with the unit investment trusts of the Trusts, and that upon the proper registration and qualification of a unit investment trust for the Trusts, to effect a public offering of the units in the manner and upon the terms and conditions set forth in the Registration Statement and Prospectus relating to the units of such Series; and be it further

                  RESOLVED, that any Authorized person be, and each of them is, hereby severally authorized to take such further action and to do any and all things necessary or proper under any applicable law, including the Investment Company Act of 1940, the Securities Act of 1933 and the Securities Exchange Act of 1934, including the submission and filing of any and all applications, necessary or proper; and be it further

                  RESOLVED, that any Authorized Person of the Company be, and each of them is, hereby severally authorized to effect a name change in any Trust authorized by the foregoing resolutions and to do all things necessary or proper to effect any such name change; and be it further

                  RESOLVED, that any Authorized Person of the Company is hereby authorized and directed to take such further action and to do any and all things necessary or proper under said Trust Indentures and Agreements in order to perform in all respects the obligations and undertakings of the Company thereunder; and be it further

                  RESOLVED, that it is desirable and in the best interests of the Company that the securities of the Trusts be qualified or registered for sale in various states and that such registration or qualification be kept current and effective to the extent necessary to accomplish the intent of the foregoing resolutions; that any Authorized Person of the Company be, and hereby is, authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the securities of the Trusts as said Authorized Person may deem advisable; that said Authorized Person is hereby authorized to perform on behalf of the Company any and all such acts as he may deem necessary or advisable in

C/M 11939.0001 473041.1
                  order to comply with the applicable laws of any such states; and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, commitments, undertakings, irrevocable consents and appointments of attorneys for service of process; and the execution by such Authorized Person of any such paper or document or the doing by him of any act in connection with the foregoing matters shall conclusively establish his authority therefor from the Company and the approval and ratification by the Company of the papers and documents so executed and the action so taken; and be it further

                  RESOLVED, that the Company expressly assumes all duties and obligations and accedes to all rights of the Sponsor under the respective Trust Agreements and related Reference Trust Agreements with respect to all Secondary Series; and be it further

                  RESOLVED, that any Authorized Person of the Company hereby is authorized to do and perform all such further acts and things and execute and deliver for and on behalf of the Company all such other documents, instruments and certificates as such Authorized Person may deem necessary or proper to execute and carry out the purpose and intent of the foregoing resolutions; and be it further

                  RESOLVED, that each of such Authorized Persons is hereby appointed agent and attorney-in-fact for the Company with full power to sign on the Company's behalf Registration Statements under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to execute and deliver such other documents as may be necessary and proper to execute and carry out the purpose and intent of the foregoing resolutions, and the appropriate officers of the Company are authorized to execute a Power of Attorney authorizing such appointment and to certify and file with the Securities and Exchange Commission a copy of these resolutions; and be it further

                  RESOLVED, that any action heretofore taken or omitted to be taken by any Authorized Person of the Company in connection with the Series or

C/M 11939.0001 473041.1

                  Secondary Series be, and the same hereby is, approved and ratified by the Company; and the execution by such Authorized Person or other officer of the Company of any paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish his approval therefor from the Company and the approval and ratification by the Company of the papers and documents so executed and the action so taken; and be it further

                  RESOLVED, that the form, terms and provisions of the Powers of Attorney in substantially the form attached hereto as Exhibits A and B are hereby in all respects approved; and be it further

                  RESOLVED, that the officers of the Company are hereby authorized to take such actions as they deem necessary or proper to effectuate the foregoing resolutions.

                  IN WITNESS WHEREOF, each of the undersigned Directors has executed this Written Consent of the Executive Committee on the 24th day of April, 1997.

                                            /s/ Robert P. Rittereiser
                                            Robert P. Rittereiser


                                            /s/ Lee Fensterstock
                                            Lee Fensterstock


                                            /s/ Barry Richter
                                            Barry Richter


                                            /s/ Joanne T. Marren
                                            Joanne T. Marren


                                            /s/ Stephen DiTursi
                                            Stephen DiTursi


                                            /s/ Henry D. Gottmann
                                            Henry D. Gottmann


C/M 11939.0001 473041.1

                                            /s/ Leopold Korins
                                            Leopold Korins


                                            /s/ Joseph V. Battipaglia
                                            Joseph V. Battipaglia


                                            /s/ John Feeney
                                            John Feeney


                                            /s/ John Cirrito
                                            John Cirrito


                                            /s/ Ralph H. Bradley, Jr.
                                            Ralph H. Bradley, Jr.


C/M 11939.0001 473041.1

                                   Schedule A

- Municipal Securities Trust, Series 45 and 73rd Discount Series
- Municipal Securities Trust, Series 46 and 74th Discount Series
- Municipal Securities Trust, Multi-State Series 39, Series 47 and 75th Discount Series
-   Municipal Securities Trust, Series 48 and 76th Discount Series
- Municipal Securities Trust, Multi-State Series 40, Series 49 and 77th Discount Series
- Municipal Securities Trust, Series 50 and 78th Discount Series
- Municipal Securities Trust, Series 51 and 79th Discount Series
- Municipal Securities Trust, Series 52, Multi-State Series 41
- Municipal Securities Trust, Series 53, Multi-State Series 42
- Municipal Securities Trust, Series 54, Multi-State Series 43
- Municipal Securities Trust, Series 55

-   Municipal Securities Trust, Multi-State Series 37
-   Municipal Securities Trust, Multi-State Series 38
-   Municipal Securities Trust, Multi-State Series 44

- Insured Municipal Securities Trust, 47th Discount Series and Series 20
- Insured Municipal Securities Trust, 48th Discount Series and Series 21
- Insured Municipal Securities Trust, Series 22 and New York Navigator
         Insured Series 1
- Insured Municipal Securities Trust, 49th Discount Series, Series 23 and
         New York Navigator Insured Series 2
- Insured Municipal Securities Trust, Series 24 and New York Navigator
         Insured Series 3
- Insured Municipal Securities Trust, 50th Discount Series, New Jersey Navigator Insured Series 1 and Pennsylvania Navigator Insured Series 1
- Insured Municipal Securities Trust, Series 25 and New York Navigator
         Insured Series 4
- Insured Municipal Securities Trust, New York Navigator Insured Series 5
         and New Jersey Navigator Insured Series 2
- Insured Municipal Securities Trust, Series 26, New York Navigator Insured Series 6 and New Jersey Navigator Insured Series 3
- Insured Municipal Securities Trust, New York Navigator Insured Series 7
         and New Jersey Navigator Insured Series 4
- Insured Municipal Securities Trust, New York Navigator Insured Series 8
         and New Jersey Navigator Insured Series 5
- Insured Municipal Securities Trust, Series 27, New York Navigator Insured Series 9, and New Jersey Navigator Insured Series 6
- Insured Municipal Securities Trust, Series 28, New York Navigator Insured Series 10, and New Jersey Navigator Insured Series 7
- Insured Municipal Securities Trust, Series 29, New York Navigator Insured Series 11, and New Jersey Navigator Insured Series 8
- Insured Municipal Securities Trust, Series 30, and New York Navigator
         Insured Series 12
- Insured Municipal Securities Trust, New York Navigator Insured Series 13
         and New Jersey Navigator Insured Series 9
- Insured Municipal Securities Trust, Series 31, New York Navigator Insured Series 14, and New Jersey Navigator Insured Series 10
- Insured Municipal Securities Trust, New York Navigator Insured Series 15
         and New Jersey Navigator Insured Series 11
- Insured Municipal Securities Trust, New York Navigator Insured Series 16
         and New Jersey Navigator Insured Series 12

C/M:  11939.0001 473674.1

- Insured Municipal Securities Trust, New York Navigator Insured Series 17 and New Jersey Navigator Insured Series 13

- Municipal Securities Trust, Short-Intermediate Series 2

- Mortgage Securities Trust, CMO Series 1
- Mortgage Securities Trust, CMO Series 2
- Mortgage Securities Trust, CMO Series 3
- Mortgage Securities Trust, CMO Series 4
- Mortgage Securities Trust, CMO Series 5
- Mortgage Securities Trust, CMO Series 6
- Mortgage Securities Trust, CMO Series 7
- Mortgage Securities Trust, CMO Series 8
- Mortgage Securities Trust, CMO Series 9
- Mortgage Securities Trust, CMO Series 10

- Equity Securities Trust, Series 1, Gabelli Communications Income Trust

C/M:  11939.0001 473674.1
                                       -2-

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that Gruntal & Co., L.L.C., a Delaware limited liability company (the "Sponsor"), and each of the undersigned officers and directors of the Sponsor, hereby constitutes and appoints Robert P. Rittereiser, Lee Fensterstock, Barry Richter, Joanne T. Marren, Stephen DiTursi, Henry D. Gottmann, Leopold Korins, Joseph V. Battipaglia, John Feeney, John Cirrito and Ralph H. Bradley, Jr. jointly and severally, his or its attorneys-in-fact, each with the power of substitution for him or it in any and all capacities, to sign on his or its behalf and in his or its name and to file with the Securities and Exchange Commission a registration statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, exhibits and other appropriate documents in connection therewith, relating to the registration and issuance of units of certain series of unit investment trusts as listed on Schedule A, and hereby grants unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such registration statements, and to maintain the effectiveness of registration statements for such unit investment trusts, that each or any of them may lawfully do or cause to be done.

                  IN WITNESS WHEREOF, the Sponsor has caused this power of attorney to be executed in its name by its Chief Executive Officer, and the undersigned directors and officers have hereunto set their hands and seals this 24th day of April, 1997.


                                            (Sponsor)
                                            GRUNTAL & CO., L.L.C.


                                            By:/s/ Robert P. Rittereiser
                                               Robert P. Rittereiser
                                               (Chief Executive Officer)

                                            (At least a majority of Board
                                            Members must also sign)


                                            /s/ Robert P. Rittereiser
                                            Robert P. Rittereiser
                                            (Director)

                                            /s/ Barry Richter
                                            Barry Richter
                                            (Director and Vice Chairman)



C/M 11939.0001 473035.1

                                            /s/ Lee Fensterstock
                                            Lee Fensterstock
                                            (Director and President)


                                            /s/ Joanne T. Marren
                                            Joanne T. Marren
                                            (Director, Executive Vice
                                            President and General Counsel)


                                            /s/ Stephen DiTursi
                                            Stephen DiTursi
                                            (Director and Executive Vice
                                            President)


                                            /s/ Henry D. Gottmann
                                            Henry D. Gottmann
                                            (Director and Executive Vice
                                            President)


                                            /s/ Leopold Korins
                                            Leopold Korins
                                            (Director)


                                            /s/ Joseph V. Battipaglia
                                            Joseph V. Battipaglia
                                            (Director and Executive Vice
                                            President)


                                            /s/ John Feeney
                                            John Feeney
                                            (Director and President of
                                            GMS)


                                            /s/ John Cirrito
                                            John Cirrito
                                            (Director and Executive Vice
                                            President)


                                            /s/ Ralph H. Bradley, Jr.
                                            Ralph H. Bradley, Jr.
                                            (Director and Executive Vice
                                            President)

C/M 11939.0001 473035.1

                                   Schedule A

- Municipal Securities Trust, Series 45 and 73rd Discount Series
- Municipal Securities Trust, Series 46 and 74th Discount Series
- Municipal Securities Trust, Multi-State Series 39, Series 47 and 75th Discount Series
-   Municipal Securities Trust, Series 48 and 76th Discount Series
- Municipal Securities Trust, Multi-State Series 40, Series 49 and 77th Discount Series
- Municipal Securities Trust, Series 50 and 78th Discount Series
- Municipal Securities Trust, Series 51 and 79th Discount Series
- Municipal Securities Trust, Series 52, Multi-State Series 41
- Municipal Securities Trust, Series 53, Multi-State Series 42
- Municipal Securities Trust, Series 54, Multi-State Series 43
- Municipal Securities Trust, Series 55

-   Municipal Securities Trust, Multi-State Series 37
-   Municipal Securities Trust, Multi-State Series 38
-   Municipal Securities Trust, Multi-State Series 44

- Insured Municipal Securities Trust, 47th Discount Series and Series 20
- Insured Municipal Securities Trust, 48th Discount Series and Series 21
- Insured Municipal Securities Trust, Series 22 and New York Navigator
         Insured Series 1
- Insured Municipal Securities Trust, 49th Discount Series, Series 23 and
         New York Navigator Insured Series 2
- Insured Municipal Securities Trust, Series 24 and New York Navigator
         Insured Series 3
- Insured Municipal Securities Trust, 50th Discount Series, New Jersey Navigator Insured Series 1 and Pennsylvania Navigator Insured Series 1
- Insured Municipal Securities Trust, Series 25 and New York Navigator
         Insured Series 4
- Insured Municipal Securities Trust, New York Navigator Insured Series 5
         and New Jersey Navigator Insured Series 2
- Insured Municipal Securities Trust, Series 26, New York Navigator Insured Series 6 and New Jersey Navigator Insured Series 3
- Insured Municipal Securities Trust, New York Navigator Insured Series 7
         and New Jersey Navigator Insured Series 4
- Insured Municipal Securities Trust, New York Navigator Insured Series 8
         and New Jersey Navigator Insured Series 5
- Insured Municipal Securities Trust, Series 27, New York Navigator Insured Series 9, and New Jersey Navigator Insured Series 6
- Insured Municipal Securities Trust, Series 28, New York Navigator Insured Series 10, and New Jersey Navigator Insured Series 7
- Insured Municipal Securities Trust, Series 29, New York Navigator Insured Series 11, and New Jersey Navigator Insured Series 8
- Insured Municipal Securities Trust, Series 30, and New York Navigator
         Insured Series 12
- Insured Municipal Securities Trust, New York Navigator Insured Series 13
         and New Jersey Navigator Insured Series 9
- Insured Municipal Securities Trust, Series 31, New York Navigator Insured Series 14, and New Jersey Navigator Insured Series 10
- Insured Municipal Securities Trust, New York Navigator Insured Series 15
         and New Jersey Navigator Insured Series 11
- Insured Municipal Securities Trust, New York Navigator Insured Series 16
         and New Jersey Navigator Insured Series 12

C/M:  11939.0001 473674.1

- Insured Municipal Securities Trust, New York Navigator Insured Series 17 and New Jersey Navigator Insured Series 13

- Municipal Securities Trust, Short-Intermediate Series 2

- Mortgage Securities Trust, CMO Series 1
- Mortgage Securities Trust, CMO Series 2
- Mortgage Securities Trust, CMO Series 3
- Mortgage Securities Trust, CMO Series 4
- Mortgage Securities Trust, CMO Series 5
- Mortgage Securities Trust, CMO Series 6
- Mortgage Securities Trust, CMO Series 7
- Mortgage Securities Trust, CMO Series 8
- Mortgage Securities Trust, CMO Series 9
- Mortgage Securities Trust, CMO Series 10

- Equity Securities Trust, Series 1, Gabelli Communications Income Trust

C/M:  11939.0001 473674.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, That the undersigned hereby constitutes and appoints Reich & Tang Distributors L.P. ("Reich & Tang") (successor to the Unit Investment Trust division of Bear, Stearns & Co., Inc.) as the true and lawful agent and attorney-in-fact of the undersigned, with power and authority to execute and deliver, in such form as Reich & Tang may determine, any and all notices, opinions, certificates, lists, demands, directions, instruments or other documents required or permitted to be executed or delivered by the Depositors under the terms of that certain Trust Indenture and Agreement dated June 16, 1989 (the "Indenture"), creating certain trusts of Insured Municipal Securities Trust as listed on Schedule A, by and among Bear Stearns & Co., Inc., Gruntal & Co., L.L.C. (as Depositors), the United States Trust Company of New York (as Trustee) and Standard & Poor's Corporation (as Evaluator), and all other related agreements or documents and any documents or filings necessary to register and to maintain the registration of such Trusts with the various state or "Blue Sky" authorities, and all other agreements or documents necessary or reasonably deemed by Reich & Tang to be advisable to be executed or delivered on behalf of the Depositors.

                  The undersigned hereby further constitutes and appoints Reich & Tang as the true and lawful agent and attorney-in-fact of the undersigned to receive, on behalf of the undersigned as a Depositor of any Trust created pursuant to the Indenture, all notices, opinions, certificates, lists, demands, directions, instruments or other documents to be provided to the Depositor under the Indenture.

                  This Power of Attorney shall remain valid and in full force and effect until revoked by a writing delivered to the Trustee.

                  WITNESS the due execution hereof at New York, New York this 24th day of April, 1997.



                                            GRUNTAL & CO., L.L.C.



                                            By:  /s/ Joanne T. Marren
                                                 Name:  Joanne T. Marren
                                                 Title: Secretary



C/M 11939.0001 473037.1

                                   Schedule A

- Municipal Securities Trust, Series 45 and 73rd Discount Series
- Municipal Securities Trust, Series 46 and 74th Discount Series
- Municipal Securities Trust, Multi-State Series 39, Series 47 and 75th Discount Series
-   Municipal Securities Trust, Series 48 and 76th Discount Series
- Municipal Securities Trust, Multi-State Series 40, Series 49 and 77th Discount Series
- Municipal Securities Trust, Series 50 and 78th Discount Series
- Municipal Securities Trust, Series 51 and 79th Discount Series
- Municipal Securities Trust, Series 52, Multi-State Series 41
- Municipal Securities Trust, Series 53, Multi-State Series 42
- Municipal Securities Trust, Series 54, Multi-State Series 43
- Municipal Securities Trust, Series 55

-   Municipal Securities Trust, Multi-State Series 37
-   Municipal Securities Trust, Multi-State Series 38
-   Municipal Securities Trust, Multi-State Series 44

- Insured Municipal Securities Trust, 47th Discount Series and Series 20
- Insured Municipal Securities Trust, 48th Discount Series and Series 21
- Insured Municipal Securities Trust, Series 22 and New York Navigator
         Insured Series 1
- Insured Municipal Securities Trust, 49th Discount Series, Series 23 and
         New York Navigator Insured Series 2
- Insured Municipal Securities Trust, Series 24 and New York Navigator
         Insured Series 3
- Insured Municipal Securities Trust, 50th Discount Series, New Jersey Navigator Insured Series 1 and Pennsylvania Navigator Insured Series 1
- Insured Municipal Securities Trust, Series 25 and New York Navigator
         Insured Series 4
- Insured Municipal Securities Trust, New York Navigator Insured Series 5
         and New Jersey Navigator Insured Series 2
- Insured Municipal Securities Trust, Series 26, New York Navigator Insured Series 6 and New Jersey Navigator Insured Series 3
- Insured Municipal Securities Trust, New York Navigator Insured Series 7
         and New Jersey Navigator Insured Series 4
- Insured Municipal Securities Trust, New York Navigator Insured Series 8
         and New Jersey Navigator Insured Series 5
- Insured Municipal Securities Trust, Series 27, New York Navigator Insured Series 9, and New Jersey Navigator Insured Series 6
- Insured Municipal Securities Trust, Series 28, New York Navigator Insured Series 10, and New Jersey Navigator Insured Series 7
- Insured Municipal Securities Trust, Series 29, New York Navigator Insured Series 11, and New Jersey Navigator Insured Series 8
- Insured Municipal Securities Trust, Series 30, and New York Navigator
         Insured Series 12
- Insured Municipal Securities Trust, New York Navigator Insured Series 13
         and New Jersey Navigator Insured Series 9
- Insured Municipal Securities Trust, Series 31, New York Navigator Insured Series 14, and New Jersey Navigator Insured Series 10
- Insured Municipal Securities Trust, New York Navigator Insured Series 15
         and New Jersey Navigator Insured Series 11
- Insured Municipal Securities Trust, New York Navigator Insured Series 16
         and New Jersey Navigator Insured Series 12

C/M:  11939.0001 473674.1

- Insured Municipal Securities Trust, New York Navigator Insured Series 17 and New Jersey Navigator Insured Series 13

- Municipal Securities Trust, Short-Intermediate Series 2

- Mortgage Securities Trust, CMO Series 1
- Mortgage Securities Trust, CMO Series 2
- Mortgage Securities Trust, CMO Series 3
- Mortgage Securities Trust, CMO Series 4
- Mortgage Securities Trust, CMO Series 5
- Mortgage Securities Trust, CMO Series 6
- Mortgage Securities Trust, CMO Series 7
- Mortgage Securities Trust, CMO Series 8
- Mortgage Securities Trust, CMO Series 9
- Mortgage Securities Trust, CMO Series 10

- Equity Securities Trust, Series 1, Gabelli Communications Income Trust

C/M:  11939.0001 473674.1
                                       -2-